Income Taxes	6 Months Ended
Apr. 30, 2020
Text Block [Abstract]
Income Taxes
Note 1
1
: Income Taxes
During the quarter, the Canada Revenue Agency (
"
CRA
"
) reassessed, and proposed to reassess us for income tax and interest of approximately
$330
million in respect of certain 2015 Canadian corporate dividends. In prior fiscal years, the CRA reassessed us for additional taxes and interest in an amount of approximately
$611
million in respect of certain 2011-2014 Canadian corporate dividends. In its reassessments, the CRA denied dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. The tax rules raised by the CRA were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. In the future, we expect to be reassessed for significant income tax for similar activities in subsequent years. We remain of the view that our tax filing positions were appropriate and intend to challenge all reassessments.